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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2008


                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



    Delaware                       0-26015                    95-4627253
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(State or other            (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation

                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01.  Other Event.

On March 4, 2008, we announced an agreement in principle with Colonial Downs, L.P., the Virginia Horsemen's Benevolent and Protective Association, the Virginia Racing Commission and the Commonwealth of Virginia. A copy of our press release announcing this agreement in principle is being filed with this report as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibit:

                      99.1     Press Release, dated March 4, 2008.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  YOUBET.COM, INC.



Dated: March 4, 2008              By: /s/ James A. Burk
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                                      James A. Burk
                                      Chief Financial Officer

                                                                    Exhibit 99.1

                                  [Youbet Logo]

               Youbet.com to Renew License Application in Virginia

Woodland Hills, CA, March 4, 2008 - Youbet.com, Inc. (NASDAQ: UBET) today announced that it has reached an agreement in principle with Colonial Downs, L.P., the Virginia Horsemen's Benevolent and Protective Association, the Virginia Racing Commission, and the Commonwealth of Virginia.

Terms of the settlement are expected to include mutual releases by the parties of all claims and dismissal of the litigation. As part of the agreement, the company promptly will refresh its application for an advanced deposit wagering
(ADW) license from the Virginia Racing Commission, and the settlement and dismissal of the litigation is conditioned upon the issuance of an ADW license by the Commission. Also as part of the agreement, the company expects to pay source market fees on handle from Virginia residents effective as of January 1, 2008, and continuing for a period of three years. In 2008, the company also expects to pay additional fees of $150,000 spread over four calendar quarters. Youbet operations in Virginia were not interrupted while this lawsuit was pending and are expected to continue while the settlement is finalized and documented and while Youbet's updated license application is processed.

"We are pleased that we were able to come to a mutually satisfactory agreement," said interim Chief Executive Officer Gary W. Sproule. "This resolution will allow us to remain focused on growing our core business, improving profitability, and increasing value for our shareholders."


About Youbet.com, Inc.

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the Section 21E of the Securities Exchange Act of 1934, as amended, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. These risks, uncertainties and other factors include our ability to negotiate a definitive settlement agreement with the plaintiffs and other interested parties in the Virginia lawsuit, our success in securing a license from the Virginia Racing Commission, our ability to successfully manage expenses and execute on revenue enhancements, the limitation, conditioning or suspension of any of our licenses, the progress and ultimate outcome of the federal government investigation involving IRG customers. Other risks are discussed in Youbet's Form 10-K for the year ended December 31, 2006, and in Youbet's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


# # #
CONTACT:

Youbet.com, Inc.                      Integrated Corporate Relations
Jim Burk, CFO                         William Schmitt (Investors)
818.668.2100                          203.682.8200